UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 21, 2016

VSE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-3676 (Commission File Number)	54-0649263 (IRS Employer Identification Number)

6348 Walker Lane
Alexandria, VA	22310
(Address of Principal Executive Offices)	(Zip Code)

(703) 960-4600
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

VSE CORPORATION

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;

John Harris, President of Akimeka, LLC ("Akimeka"), a wholly owned subsidiary of VSE Corporation ("VSE"), notified VSE management on June 21, 2016, that he will retire from Akimeka effective July 1, 2016.  Nancy Margolis, President of VSE's wholly owned subsidiary, Energetics Incorporated ("Energetics"), will serve as President of Akimeka upon Mr. Harris' retirement.  Ms. Margolis will assume responsibility of VSE's IT, Energy and Management Consulting Group, which is comprised of Akimeka and Energetics.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VSE CORPORATION
(Registrant)

Date: June 21, 2016	/s/ Thomas M. Kiernan
Thomas M. Kiernan
Vice President, General Counsel and Secretary